Exhibit 10.98

CONSOL ENERGY INC.

2004 DIRECTORS’ DEFERRED FEE PLAN

HYPOTHETICAL INVESTMENT ELECTION FORM

Investment Election:

Pursuant to the CONSOL Energy Inc. Directors Deferred Fee Plan (the “Plan”), I hereby elect that the amounts I have deferred under the Plan be deemed to be invested among such hypothetical investments, and in such percentages, as specified on Appendix A attached hereto.

Acknowledgments:

•	I understand that the amounts I have deferred under the Plan represent an unfunded, unsecured obligation of the Company to pay me benefits in the future in accordance with the terms of the Plan, and that the elections I have made hereunder are for Plan recordkeeping purposes only and do not represent actual investments.

•	I understand that in the event the Company sets aside funds to satisfy its obligations under the Plan, the Company is under no obligation to actually invest such monies in accordance with the elections I have made hereunder.

•	I understand that the earnings credited to the amounts I have deferred under the Plan will be based on the hypothetical investments I have elected, and acknowledge and agree that neither the Company nor the Administrator shall act as a guarantor, or be liable or otherwise responsible for the investment performance (including losses) of such hypothetical investments.

•	I understand that the Administrator shall establish reasonable procedures for crediting earnings (and losses) under the Plan, and acknowledge and agree that the Administrator has full authority and discretion to decide all matters relating to the implementation, administration and interpretation of such procedures, which determinations shall be final, conclusive, and binding upon all interested parties.

•	I understand that the investment elections made hereunder will apply to all deferrals that I have made, or will make in the future, under the Plan, and that my investment elections will remain in effect from year to year unless an until I change such investment elections by filing a new investment election form.

This form must be returned to                     , to be effective on or about the next succeeding January 1st or July 1st.

Signature:

Printed Name:

Dated:	, 20

CONSOL ENERGY INC.

2004 DIRECTORS’ DEFERRED FEE PLAN

APPENDIX A

HYPOTHETICAL INVESTMENT ELECTION FORM

I hereby elect that the amounts I have deferred under the Directors Deferred Fee Plan be deemed to be invested among the following hypothetical investments in such percentages as specified below:

INVESTMENT	PERCENTAGE (%)
EQUITY/STOCK:

ALGER MIDCAP GRW INSTL PORT

AMERICAN EUROPACIFIC GR R4

BLACKROCK AURORA PORT INSTL CL

DAVIS NEW YORK VENTURE CL Y

FIDELITY GRTH & INC FD CL A

HOTCHKIS&WILEY MID CAP VAL 1

LEGG MASON PRTNR LRG CAP GWTH

ML BASIC VALUE FUND CL 1

ML EQ INDEX TR TIER 6

TEMPLETON FOREIGN FUND (ADV)

THE MANAGERS SPECIAL EQUITY FUND

BOND/FIXED INCOME:

PIMCO TOTAL RETURN FUND

CASH EQUIV/STABLE VALUE:

STABLE VALUE FUND

TOTAL	100%